                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                December 14, 1999
                        (Date of earliest event reported)


                                   HYSEQ, INC.
           (Exact name of Registrant as specified in its charter)



     Nevada                        0-22873                        36-3855489
(State of                    (Commission File No.)               (IRS Employer
Incorporation)                                             Identification No.)



                              670 Almanor Avenue
                          Sunnyvale, California 94086
         (Address of principal executive offices, including zip code)

                                (408) 524-8100
             (Registrant's telephone number, including area code)

Item 5. Other Events.

     Hyseq, Inc. announced on Tuesday, December 14, 1999 that it has entered into a multi-year collaboration agreement with American Cyanamid Company, a subsidiary of American Home Products Corporation, to discover genes and develop gene products exclusively in the agricultural field.

For further information, see the press release of Hyseq, Inc., dated December 14, 1999, attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HYSEQ, INC.

                                         /s/ Lewis S. Gruber
                                         ----------------------------
                                         Name: Lewis S. Gruber
                                         Title: President and Chief Executive
                                         Officer

Date: December 15, 1999

                                  EXHIBIT INDEX

Exhibit                Description
   99.1          Press Release, dated December 14, 1999
